UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03495

Deutsche DWS Money Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2020

Annual Report

to Shareholders

DWS Government Cash Management Fund

Contents

DWS Government Cash Management Fund
3	Portfolio Management Review
8	Portfolio Summary
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund’s Expenses
21	Tax Information

Government Cash Management Portfolio
23	Investment Portfolio
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
32	Financial Highlights
33	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
41	Advisory Agreement Board Considerations and Fee Evaluation
46	Board Members and Officers
51	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors of the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Government Cash Management Fund

Portfolio Management Review	(Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit liquidity.dws.com/US/index.jsp for the Fund’s most recent month-end performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective

The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund is a feeder fund that invests substantially all of its assets in a “master portfolio,” the Government Cash Management Portfolio (the “Portfolio”), which invests directly in securities and other instruments. The Portfolio has the same investment objective and strategies as the Fund.

Over the past 12 months ended December 31, 2020, yields across the money market yield curve fluctuated based on the status of the U.S. economy, evolving U.S. Federal Reserve (Fed) statements and actions, federal, state and local responses to the coronavirus pandemic, and investor sentiment regarding U.S. political uncertainty and U.S./China trade tensions. In the months prior to the onset of COVID-19, the Federal Open Market Committee (FOMC) had reduced the federal funds rates two times late in 2019 in response to uncertainty about the domestic economy and trade tensions.

In January, the first news of the coronavirus outbreak in China reached the rest of the world, and by February and March, the virus had already spread dramatically in some parts of Europe and the United States. As worries about the outbreak grew, the U.S. financial system endured severe shocks as state and local governments imposed ever-increasing restrictions on public gatherings while significant portions of the U.S. economy were shut down, and the country instantly saw massive job losses and depressed economic activity. In response, equity markets were subject to severe volatility, with all financial asset classes significantly impacted by the sudden onset of the crisis. Money markets were not exempt from the volatility as typical transaction flows and liquidity were impaired.

DWS Government Cash Management Fund	|	3

In response, the Fed almost immediately enacted a series of measures to gradually restore liquidity to the money markets and boost confidence in financial markets overall. The Fed cut short-term rates by 1.5 percentage points, re-initiated quantitative easing through significant purchases of Treasury, agency, mortgage and high yield securities, restarted liquidity facilities that had been effective in boosting market liquidity during the 2008 financial crisis, and added new facilities. On the fiscal side, Congress and the Administration enacted a $2.3 trillion aid package that included direct payments to individuals, enhanced unemployment benefits and loans to small businesses. These actions helped to stabilize equity markets and boosted investor confidence. Liquidity within the money markets, which had all but disappeared in early March, was restored to a tremendous degree in April due to the above-mentioned monetary and fiscal measures. As a result, by the end of April money markets had largely normalized, in our view.

“We continue to apply what we believe to be a careful approach to investing on behalf of the Fund and to seek competitive yield for our shareholders.”

The U.S. economy attempted to restart during May as certain states began to emerge from lockdowns, consumer spending picked up, and job gains were registered following massive declines in employment in the preceding months. However, most other U.S. economic data remained at depressed levels, as second-quarter GDP experienced its worst three-month contraction in U.S. history. As investor sentiment became tied to how well COVID-19 could be contained until the implementation of effective vaccines, June and July saw a number of setbacks, as several states were forced to freeze or reverse re-openings because of local coronavirus outbreaks.

During the early fall through the end of 2020, investors largely looked past the Administration’s evident pullback from a full-scale national effort to combat the coronavirus. Market watchers then anxiously awaited the outcome of the U.S. election, witnessed significant political disruptions, and waited to see whether Congress and the Administration could agree on another financial relief package for citizens, states and cities, and small businesses. A relief package, though smaller than anticipated, finally was approved near the end of the year.

4	|	DWS Government Cash Management Fund

As of December 31, 2020, yields for one-month, six-month and one-year Treasury bills were 0.08%, 0.09% and 0.10%, respectively, versus 1.48%, 1.60% and 1.59%, respectively, as of December 31, 2019 (source: U.S. Department of the Treasury).

Fund Performance (as of December 31, 2020)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
December 31, 2020	.01%*

*	The 7-Day Current Yield would have been -.26% had certain expenses not been reduced.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please visit our Web site at liquidity.dws.com/US/index.jsp for the product’s most recent month-end performance.

Positive Contributors to Fund Performance

We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended December 31, 2020. During the period, the Fund held a large percentage of portfolio assets in agency and Treasury floating-rate securities to take advantage of incremental rises in SOFR (the Secured Overnight Financing Rate) and Treasury bill rates. At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month agency and Treasury securities.

Negative Contributors to Fund Performance

The securities that the Fund invested in had shorter maturities with generally lower yields, rather than longer maturities with generally higher yields, which carry more interest rate risk. In the end this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal both in disrupted as well as more normalized market environments.

DWS Government Cash Management Fund	|	5

Outlook and Positioning

While significant U.S. political uncertainty has persisted through the end of 2020 and beyond, given the results of the election we believe that the prospects for additional fiscal stimulus in early 2021 have measurably increased. With that, we believe there will be higher short-term Treasury issuance, which should relieve some downward pressure on money market yields and help yields to pick up marginally. Our strategy over the coming weeks will be to shorten duration now in preparation for the potential of continued steepening in the money market yield curve in 2021, and take advantage of higher yields when possible. We continue to apply what we believe to be a careful approach to investing on behalf of the Fund and to seek competitive yield for our shareholders.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The federal funds rate is the interest rate a borrowing bank pays to a lending bank, with the rate determined by members of the Federal Open Market Committee (FOMC) at their regular meetings. The federal funds rate sets the standard for short-term U.S. interest rates.

A repurchase agreement, or “overnight repo,” is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term “parking place” for large sums of money.

Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

6	|	DWS Government Cash Management Fund

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate securities are senior to equity and fixed- income securities, there is no guaranteed return of principal in case of default. Floating- rate issues often have less interest-rate risk than other fixed-income investments.

Floating-rate securities are most often secured assets, generally senior to a company’s secured debt, and can be transferred to debt holders, resulting in potential downside risk.

SOFR, or the Secured Overnight Financing Rate, is a benchmark interest rate for short-term U.S. dollar-denominated loans that has been recommended to replace the London Interbank Offered Rate (LIBOR).

Duration is a measure of price volatility for fixed-income instruments. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels.

DWS Government Cash Management Fund	|	7

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/20	12/31/19
Government & Agency Obligations	80%	78%
Repurchase Agreements	20%	22%
Variable Rate Demand Notes	—	0%
	100%	100%

Weighted Average Maturity	12/31/20	12/31/19
DWS Government Cash Management Fund	25 days	21 days
iMoneyNet Money Fund Average™ — Gov’t & Agency Institutional*	41 days	32 days

*

The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Institutional — Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

DWS Government Cash Management Fund (the “Fund”) is a feeder fund that invests substantially all of its assets in a “master portfolio,” the Government Cash Management Portfolio (the “Portfolio”), and owns a pro rata interest in the Portfolio’s net assets. The Asset Allocation and Weighted Average Maturity at December 31, 2020 are based on the holdings of Government Cash Management Portfolio.

For more complete details about the Portfolio’s holdings, see page 23. A quarterly Fact Sheet is available on liquidity.dws.com/US/products/fund_facts_prospectus_l2.jsp or upon request. Please see the Account Management Resources section on page 51 for contact information.

8	|	DWS Government Cash Management Fund

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investment in Government Cash Management Portfolio, at value	$217,744,594
Other assets	13,801
Total assets	217,758,395

Liabilities
Distributions payable	15,825
Accrued Trustees’ fees	1,870
Other accrued expenses and payables	44,693
Total liabilities	62,388
Net assets, at value	$217,696,007

Net Assets Consist of
Distributable earnings (loss)	(15,261)
Paid-in capital	217,711,268
Net assets, at value	$217,696,007

Net Asset Value
Institutional Shares

Net Asset Value, offering and redemption price per share ($217,696,007 ÷ 217,806,127 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

DWS Government Cash Management Fund	|	9

Statement of Operations

for the year ended December 31, 2020

Investment Income

Income and expenses allocated from Government Cash Management Portfolio:
Interest	$1,056,597
Expenses*	(153,998)
Net investment income allocated from Government Cash Management Portfolio	902,599
Expenses:

Administration fee	210,594
Services to shareholders	31,876
Service fees	132,475
Professional fees	44,920
Reports to shareholders	15,062
Registration fees	26,767
Trustees’ fees and expenses	4,366
Other	28,575
Total expenses before expense reduction	494,635
Expense reductions	(239,977)
Total expenses after expense reduction	254,658
Net investment income	647,941
Net realized gain (loss) allocated from Government Cash Management Portfolio	1,452
Net increase (decrease) in net assets resulting from operations	$649,393

*	Net of $136,599 Advisor reimbursement allocated from Government Cash Management Portfolio for the year ended December 31, 2020.

The accompanying notes are an integral part of the financial statements.

10	|	DWS Government Cash Management Fund

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income	$647,941	$18,149,013
Net realized gain (loss)	1,452	(14,271)
Net increase (decrease) in net assets resulting from operations	649,393	18,134,742
Distributions to shareholders	(682,950)	(18,148,083)
Fund share transactions:

Proceeds from shares sold	1,214,628,402	2,735,292,307
Reinvestment of distributions	353,428	15,027,951
Payments for shares redeemed	(1,219,785,098)	(4,646,333,226)
Net increase (decrease) in net assets from Fund share transactions	(4,803,268)	(1,896,012,968)
Increase (decrease) in net assets	(4,836,825)	(1,896,026,309)
Net assets at beginning of period	222,532,832	2,118,559,141

Net assets at end of period	$217,696,007	$222,532,832

Other Information:
Shares outstanding at beginning of period	222,609,395	2,118,622,363
Shares sold	1,214,628,402	2,735,292,307
Shares issued to shareholders in reinvestment of distributions	353,428	15,027,951
Shares redeemed	(1,219,785,098)	(4,646,333,226)
Net increase (decrease) in Fund shares	(4,803,268)	(1,896,012,968)
Shares outstanding at end of period	217,806,127	222,609,395

The accompanying notes are an integral part of the financial statements.

DWS Government Cash Management Fund	|	11

Financial Highlights

DWS Government Cash Management Fund — Institutional Class

	Years Ended December 31,
	2020		2019		2018		2017		2016

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:

Net investment income	.003		.020		.016		.006		.002
Net realized gain (loss)	.000	*	(.000	)*	(.000	)*	.000	*	.000	*
Total from investment operations	.003		.020		.016		.006		.002
Less distributions from:

Net investment income	(.003)		(.020)		(.016)		(.006)		(.002)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)[a]	.30		1.98		1.61		.64		.16

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218		223		2,119		1,682		1,990
Ratio of expenses before expense reductions, including expenses allocated from Government Cash Management Portfolio (%)	.36		.33		.31		.32		.32
Ratio of expenses after expense reductions, including expenses allocated from Government Cash Management Portfolio (%)	.19		.25		.27		.28		.27
Ratio of net investment income (%)	.30		2.13		1.63		.63		.16

[a]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

12	|	DWS Government Cash Management Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government Cash Management Fund (the “Fund”) is a diversified series of Deutsche DWS Money Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund currently offers one class of shares, Institutional Shares, to investors.

The Fund is a feeder fund that seeks to achieve its investment objective by investing substantially all of its investable assets in a master portfolio, the Government Cash Management Portfolio (the “Portfolio”), an open-end management investment company registered under the 1940 Act and organized as a New York trust advised by DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. At December 31, 2020, the Fund owned approximately 1% of the Portfolio.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio’s Investment Portfolio.

DWS Government Cash Management Fund	|	13

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $21,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($19,000) and long-term losses ($2,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$5,221
Capital loss carryforwards	$(21,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$682,950	$18,148,083

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

14	|	DWS Government Cash Management Fund

Other. The Fund receives an allocation of the Portfolio’s net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc.

(“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor serves as the investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure listed above in Note A.

Under the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees (“Board”) determines it is in the best interest of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor a management fee, which amount would be approved by the Board.

For the period from January 1, 2020, through September 30, 2021, DIMA has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.30% of the Fund’s average daily net assets.

In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Fund.

For the year ended December 31, 2020, fees waived and/or expenses reimbursed are $239,977.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s

DWS Government Cash Management Fund	|	15

average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $210,594, of which $17,880 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DSC aggregated $29,786, of which $6,734 is unpaid.

In addition, for the year ended December 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were at $2,627.

Shareholder Servicing Fee. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, provides information and administrative services for a fee (“Service Fee”) to shareholders at an annual rate of up to 0.25% of the average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2020, the Service Fee was as follows:

	Total Aggregated	Unpaid at December 31, 2020	Annual Rate
DWS Government Cash Management Fund	$132,475	$16,471	.06%

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $14,081, of which $6,224 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2020, there was one shareholder account that held approximately 14% of the outstanding shares of the Fund.

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D. Money Market Fund Investments and Yield

Rising interest rates could cause the value of the Fund’s investments —and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.

If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.

E. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS Government Cash Management Fund	|	17

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Money Market Trust and Shareholders of DWS Government Cash Management Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Government Cash Management Fund (the “Fund”) (one of the funds constituting Deutsche DWS Money Market Trust) (the “Trust”), as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Money Market Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

18	|	DWS Government Cash Management Fund

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 25, 2021

DWS Government Cash Management Fund	|	19

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

20	|	DWS Government Cash Management Fund

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020 (Unaudited)

Actual Fund Return*	Institutional Shares
Beginning Account Value 7/1/20	$1,000.00
Ending Account Value 12/31/20	$1,000.21
Expenses Paid per $1,000**	$.60

Hypothetical 5% Fund Return
Beginning Account Value 7/1/20	$1,000.00
Ending Account Value 12/31/20	$1,024.53
Expenses Paid per $1,000**	$.61

*	Expenses include amounts allocated proportionally from the Portfolio.

**

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Institutional Shares
DWS Government Cash Management Fund	.12%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

A total of 64.56% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Government Cash Management Fund	|	21

(The following financial statements of the Government Cash Management Portfolio should be read in conjunction with the Fund’s financial statements.)

22	|	Government Cash Management Portfolio

Investment Portfolio	as of December 31, 2020

	Principal Amount ($)	Value ($)
Government & Agency Obligations 79.2%
U.S. Government Sponsored Agencies 28.1%

Federal Farm Credit Bank:

1-month LIBOR minus 0.055%, 0.093%*, 2/3/2021	170,000,000	169,998,512

SOFR plus 0.040%, 0.13%*, 2/9/2021	52,000,000	52,000,000

1-month LIBOR plus 0.005%, 0.159%*, 1/12/2021	100,000,000	99,999,781

SOFR plus 0.070%, 0.16%*, 8/11/2022	152,975,000	152,987,474

SOFR plus 0.075%, 0.165%*, 7/9/2021	68,000,000	68,000,000

SOFR plus 0.080%, 0.17%*, 3/10/2022	70,000,000	70,000,000

SOFR plus 0.100%, 0.19%*, 5/7/2021	25,000,000	25,000,000

0.35%, 5/7/2021	70,000,000	69,986,804

Federal Home Loan Bank:

Tennessee Valley Authority, 0.041%, 1/6/2021	50,000,000	49,999,722

3-month LIBOR minus 0.155%, 0.061%*, 1/29/2021	156,500,000	156,500,000

0.086%**, 2/22/2021	90,000,000	89,988,950

0.09%**, 3/24/2021	87,000,000	86,982,363

1-month LIBOR minus 0.050%, 0.098%*, 1/27/2021	125,000,000	125,000,000

0.1%**, 1/29/2021	283,000,000	282,978,429

SOFR plus 0.010%, 0.1%*, 5/3/2021	225,000,000	225,000,000

0.107%**, 1/15/2021	250,000,000	249,989,792

0.11%, 4/26/2021	114,000,000	113,997,740

SOFR plus 0.030%, 0.12%*, 1/28/2021	435,000,000	435,000,000

1-month LIBOR minus 0.030%, 0.123%*, 4/16/2021	100,000,000	100,000,000

0.125%, 7/8/2021	5,000,000	4,998,912

0.126%**, 2/10/2021	135,000,000	134,981,400

SOFR plus 0.040%, 0.13%*, 2/9/2021	50,000,000	50,000,000

SOFR plus 0.040%, 0.13%*, 2/26/2021	432,250,000	432,250,000

1-month LIBOR minus 0.010%, 0.138%*, 5/3/2021	84,000,000	83,997,117

SOFR plus 0.050%, 0.14%*, 1/22/2021	38,000,000	38,000,000

SOFR plus 0.050%, 0.14%*, 1/28/2021	42,000,000	42,000,000

SOFR plus 0.050%, 0.14%*, 6/14/2021	185,000,000	185,000,000

SOFR plus 0.050%, 0.14%*, 12/23/2021	40,000,000	40,000,000

0.15%, 11/22/2021	220,000,000	220,000,000

SOFR plus 0.065%, 0.155%*, 2/26/2021	150,000,000	150,000,000

SOFR plus 0.075%, 0.165%*, 6/11/2021	106,000,000	106,000,000

SOFR plus 0.120%, 0.21%*, 2/28/2022	150,000,000	150,000,000

SOFR plus 0.130%, 0.22%*, 3/11/2021	440,000,000	440,000,000

0.234%**, 1/19/2021	1,850,000	1,849,787

0.285%**, 3/10/2021	1,300,000	1,299,312

0.407%**, 3/18/2021	75,000,000	74,936,667

0.458%**, 3/8/2021	185,000,000	184,847,375

0.529%**, 3/9/2021	169,000,000	168,836,445

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	23

	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.:

0.091%, 5/10/2021	150,000,000	150,000,000

SOFR plus 0.030%, 0.12%*, 1/22/2021	160,000,000	160,000,000

SOFR plus 0.030%, 0.12%*, 2/5/2021	3,635,000	3,635,018

SOFR plus 0.030%, 0.12%*, 2/24/2021	240,000,000	240,000,000

SOFR plus 0.045%, 0.135%*, 8/27/2021	50,000,000	50,000,000

SOFR plus 0.070%, 0.16%*, 2/25/2022	450,000,000	450,000,000

SOFR plus 0.095%, 0.185%*, 8/19/2022	207,000,000	207,000,000

SOFR plus 0.140%, 0.23%*, 12/10/2021	100,000,000	99,980,988

SOFR plus 0.145%, 0.235%*, 12/9/2021	40,000,000	40,000,000

SOFR plus 0.190%, 0.28%*, 6/2/2022	40,000,000	40,000,000

Federal National Mortgage Association:

SOFR plus 0.040%, 0.13%*, 1/29/2021	80,000,000	80,000,000

SOFR plus 0.050%, 0.14%*, 3/4/2021	363,000,000	363,000,000

SOFR plus 0.075%, 0.165%*, 6/4/2021	150,000,000	150,000,000

SOFR plus 0.300%, 0.39%*, 1/7/2022	80,000,000	80,000,000

SOFR plus 0.310%, 0.4%*, 10/25/2021	85,000,000	85,000,000

		7,331,022,588

U.S. Treasury Obligations 51.1%

U.S. Treasury Bills:

0.01%**, 1/7/2021	45,080,000	45,079,962

0.02%**, 1/12/2021	100,000,000	99,999,556

0.061%**, 1/7/2021	100,000,000	99,999,500

0.082%**, 2/16/2021	375,000,000	374,954,396

0.083%**, 2/16/2021	600,000,000	599,941,592

0.083%**, 2/16/2021	400,000,000	399,961,061

0.086%**, 2/25/2021	500,000,000	499,938,611

0.086%**, 2/25/2021	500,000,000	499,938,611

0.086%**, 2/25/2021	261,750,000	261,717,863

0.092%**, 5/27/2021	343,200,000	343,077,306

0.092%**, 5/27/2021	343,200,000	343,077,306

0.092%**, 5/27/2021	183,600,000	183,527,838

0.094%**, 1/19/2021	22,500,000	22,498,965

0.097%**, 1/7/2021	500,000,000	499,996,042

0.097%**, 1/7/2021	225,000,000	224,998,219

0.097%**, 1/7/2021	500,000,000	499,985,806

0.097%**, 3/4/2021	800,000	799,869

0.102%**, 1/28/2021	500,000,000	499,966,667

0.102%**, 1/28/2021	265,000,000	264,982,333

0.102%**, 1/28/2021	363,530,000	363,505,765

0.102%**, 3/2/2021	250,000,000	249,958,333

0.105%**, 1/14/2021	425,000,000	424,987,840

0.107%**, 3/25/2021	205,000,000	204,950,373

0.107%**, 4/6/2021	85,000,000	84,976,448

The accompanying notes are an integral part of the financial statements.

24	|	Government Cash Management Portfolio

	Principal Amount ($)	Value ($)

0.112%**, 2/11/2021	50,000,000	49,994,194

0.114%**, 1/12/2021	500,000,000	499,982,722

0.118%**, 2/2/2021	500,000,000	499,948,445

0.12%**, 2/25/2021	260,000,000	259,944,190

0.122%**, 2/11/2021	243,000,000	242,969,220

0.122%**, 2/11/2021	53,620,000	53,609,784

0.125%**, 1/28/2021	455,000,000	454,948,793

0.147%**, 1/14/2021	300,000,000	299,987,917

0.147%**, 1/14/2021	91,140,000	91,127,955

U.S. Treasury Floating Rate Notes:

3-month U.S. Treasury Bill Money Market Yield plus 0.055%, 0.15%*, 7/31/2022	232,000,000	231,994,003

3-month U.S. Treasury Bill Money Market Yield plus 0.055%, 0.15%*, 10/31/2022	60,000,000	60,003,334

3-month U.S. Treasury Bill Money Market Yield plus 0.114%, 0.209%*, 4/30/2022	800,000,000	800,791,381

3-month U.S. Treasury Bill Money Market Yield plus 0.115%, 0.21%*, 1/31/2021	807,000,000	807,069,572

3-month U.S. Treasury Bill Money Market Yield plus 0.139%, 0.234%*, 4/30/2021	762,300,000	762,662,825

3-month U.S. Treasury Bill Money Market Yield plus 0.220%, 0.315%*, 7/31/2021	600,000,000	600,760,908

3-month U.S. Treasury Bill Money Market Yield plus 0.300%, 0.395%*, 10/31/2021	546,000,000	547,341,294

		13,355,956,799
Total Government & Agency Obligations (Cost $20,686,979,387)		20,686,979,387

Repurchase Agreements 20.1%

Barclays Capital PLC, 0.06%, dated 12/31/2020, to be repurchased at $925,206,168 on 1/4/2021 (a)	925,200,000	925,200,000

BNP Paribas, 0.05%, dated 12/31/2020, to be repurchased at $285,087,584 on 1/4/2021 (b)	285,086,000	285,086,000

Citigroup Global Markets, Inc., 0.05%, dated 12/31/2020, to be repurchased at $11,592,064 on 1/4/2021 (c)	11,592,000	11,592,000

Citigroup Global Markets, Inc., 0.07%, dated 12/31/2020, to be repurchased at $175,001,361 on 1/4/2021, (d)	175,000,000	175,000,000

Fixed Income Clearing Corp., 0.01%, dated 12/31/2020, to be repurchased at $650,000,722 on 1/4/2021 (e)	650,000,000	650,000,000

Fixed Income Clearing Corp., 0.06%, dated 12/31/2020, to be repurchased at $1,500,010,611 on 1/4/2021 (f)	1,500,000,000	1,500,000,000

HSBC Securities, Inc, 0.06%, dated 12/31/2020, to be repurchased at $120,400,803 on 1/4/2021 (g)	120,400,000	120,400,000

JPMorgan Securities, Inc., 0.06%, dated 12/31/2020, to be repurchased at $200,001,333 on 1/4/2021 (h)	200,000,000	200,000,000

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	25

	Principal Amount ($)	Value ($)

Merrill Lynch & Co., Inc., 0.08%, dated 12/31/2020, to be repurchased at $150,001,333 on 1/4/2021 (i)	150,000,000	150,000,000

The Goldman Sachs & Co., 0.01%, dated 12/31/2020, to be repurchased at $550,000,000 on 1/4/2021 (j)	550,000,000	550,000,000

The Goldman Sachs & Co., 0.05%, dated 12/31/2020, to be repurchased at $100,000,556 on 1/4/2021 (k)	100,000,000	100,000,000

The Goldman Sachs & Co., 0.07%, dated 12/31/2020, to be repurchased at $200,001,556 on 1/4/2021 (l)	200,000,000	200,000,000

Wells Fargo Bank, 0.06%, dated 12/31/2020, to be repurchased at $97,800,652 on 1/4/2021 (m)	97,800,000	97,800,000

Wells Fargo Bank, 0.08%, dated 12/31/2020, to be repurchased at $277,372,466 on 1/4/2021 (n)	277,370,000	277,370,000

Total Repurchase Agreements (Cost $5,242,448,000)		5,242,448,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $25,929,427,387)	99.3	25,929,427,387
Other Assets and Liabilities, Net	0.7	193,063,019

Net Assets	100.0	26,122,490,406

*	Floating rate security. These securities are shown at their current rate as of December 31, 2020.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Collateralized by $902,599,200 U.S. Treasury Bonds, 1.625-2.125%, maturing on 7/15/2022-10/31/2026 with a value of $943,704,041.

(b)	Collateralized by $290,901,300 U.S. Treasury Bills, Zero Coupon, maturing on 1/7/2021-10/7/2021 with a value of $290,787,820.

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
184,100	U.S. Treasury Bonds	2.25-2.875	8/15/2045–8/15/2047	232,025
10,089,000	U.S. Treasury Inflation-Indexed Bonds	0.25	7/15/2029	11,591,920
Total Collateral Value				11,823,945

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
37,137,200	U.S. Treasury Bonds	2.25-8.0	11/15/2021–8/15/2047	46,804,843
112,260,200	U.S. Treasury Inflation-Indexed Bonds	0.25-0.625	07/15/2021–07/15/2029	131,695,329
Total Collateral Value				178,500,172

The accompanying notes are an integral part of the financial statements.

26	|	Government Cash Management Portfolio

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
183,814,700	U.S. Treasury Bonds	1.25-2.375	8/15/2049–5/15/2050	204,000,023
442,295,900	U.S. Treasury Notes	0.125	1/15/2021–12/31/2022	459,000,062
Total Collateral Value				663,000,085

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
50,000,000	U.S. Treasury Floating Rate Note	0.145	7/31/2022	50,010,917
200,000,000	U.S. Treasury Inflation-Indexed Bonds	0.875	1/15/2029	242,485,806
1,166,687,300	U.S. Treasury Notes	0.25-2.75	3/15/2022–2/15/2028	1,237,503,358
Total Collateral Value				1,530,000,081

(g)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
364,400	U.S. Treasury Bills	Zero Coupon	1/26/2021–3/25/2021	364,362
107,160,166	U.S. Treasury Bonds	0- 2.88	11/15/2021–11/15/2046	82,439,133
39,116,100	U.S. Treasury Notes	0.125-2.0	7/31/2022–12/31/2022	40,004,505
Total Collateral Value				122,808,000

(h)	Collateralized by $184,937,600 U.S. Treasury Inflation-Indexed Bonds, 0.125%, maturing on 4/15/2021 with a value of $204,000,924.

(i)	Collateralized by $142,762,675 Federal National Mortgage Association, 2.5%–4.5%, maturing on 10/1/2048-11/1/2050 with a value of $154,500,000.

(j)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
475,722,168	U.S. Treasury Bonds	0-3.0	5/15/2023–2/15/2047	447,759,104
109,697,300	U.S. Treasury Notes	0.375-3.625	1/31/2021–7/31/2027	113,240,986
Total Collateral Value				561,000,090

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	27

(k)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,411,000	U.S. Treasury Bills	Zero coupon	1/19/2021	3,410,898
116,222,400	U.S. Treasury Bonds	0-0.625	5/15/2030–11/15/2046	98,589,162
Total Collateral Value				102,000,060

(l)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,020,679	Federal Home Loan Mortgage Corp.	2.0-5.5	11/1/2035–5/1/2050	8,681,673
183,266,593	Federal National Mortgage Association	2.0-7.0	4/1/2031–12/1/2050	194,178,364
1,041,825	Government National Mortgage Association	3.5-5.5	5/15/2033–10/20/2048	1,139,963
Total Collateral Value				204,000,000

(m)	Collateralized by $85,346,930 U.S. Treasury Inflation-Indexed Bonds, 0.125–0.875%, maturing on 4/15/2021–7/15/2030 with a value of $99,756,003.

(n)	Collateralized by $263,499,434 Federal National Mortgage Association, 1.865–6.0%, maturing on 4/1/2023–12/1/2050 with a value of $282,917,400.

LIBOR: London Interbank Offered Rate

SOFR: Secured Overnight Financing Rate

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Government & Agency Obligations (o)	$—	$20,686,979,387	$—	$20,686,979,387
Repurchase Agreements	—	5,242,448,000	—	5,242,448,000
Total	$—	$25,929,427,387	$—	$25,929,427,387

(o)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

28	|	Government Cash Management Portfolio

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, valued at amortized cost	$20,686,979,387
Repurchase agreements, valued at amortized cost	5,242,448,000
Cash	191,914,985
Interest receivable	2,585,506
Other assets	610,799
Total assets	26,124,538,677

Liabilities
Accrued investment advisory fee	974,409
Accrued Trustees’ fees	244,936
Other accrued expenses and payables	828,926
Total liabilities	2,048,271
Net assets, at value	$26,122,490,406

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	29

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:

Interest	$102,959,675
Expenses:

Management fee	22,785,710
Administration fee	7,107,737
Custodian fee	191,272
Professional fees	314,621
Reports to shareholders	32,835
Trustees’ fees and expenses	785,332
Other	597,527
Total expenses before expense reductions	31,815,034
Expense reductions	(15,002,526)
Total expenses after expense reductions	16,812,508
Net investment income	86,147,167
Net realized gain (loss) from investments	202,122
Net increase (decrease) in net assets resulting from operations	$86,349,289

The accompanying notes are an integral part of the financial statements.

30	|	Government Cash Management Portfolio

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$86,147,167	$378,856,334
Net realized gain (loss)	202,122	(115,473)
Net increase (decrease) in net assets resulting from operations	86,349,289	378,740,861
Capital transactions in shares of beneficial interest:

Proceeds from capital invested	82,358,268,912	70,171,749,351
Value of capital withdrawn	(75,212,997,203)	(67,380,088,034)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	7,145,271,709	2,791,661,317
Increase (decrease) in net assets	7,231,620,998	3,170,402,178
Net assets at beginning of period	18,890,869,408	15,720,467,230

Net assets at end of period	$26,122,490,406	$18,890,869,408

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	31

Financial Highlights

Government Cash Management Portfolio

	Years Ended December 31,
	2020	2019	2018	2017	2016

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26,122	18,891	15,720	17,172	11,975
Ratio of expenses before expense reductions (%)	.13	.14	.14	.14	.16
Ratio of expenses after expense reductions (%)	.07	.07	.10	.11	.11
Ratio of net investment income (%)	.36	2.13	1.76	.83	.32
Total Return (%)[a,b]	.41	2.17	1.78	.81	.32

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	Total return for the Portfolio was derived from the performance of DWS Government Cash Reserves Fund Institutional.

The accompanying notes are an integral part of the financial statements.

32	|	Government Cash Management Portfolio

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Government Cash Management Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds and unaffiliated feeder funds; with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2020, DWS Government Cash Management Fund, DWS Government Cash Reserves Fund Institutional and DWS Government Money Market Series owned approximately 1%, 1% and 97% respectively, of the Portfolio.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially

Government Cash Management Portfolio	|	33

valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

As of December 31, 2020, the Portfolio held repurchase agreements with a gross value of $5,242,448,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio’s Investment Portfolio.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

At December 31, 2020, Government Cash Management Portfolio had an aggregate cost of investments for federal income tax purposes of $25,929,427,387.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

34	|	Government Cash Management Portfolio

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio’s average daily net assets	.1200%
Next $4.5 billion of such net assets	.1025%
Over $7.5 billion of such net assets	.0900%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Portfolio’s average daily net assets.

For the period from January 1, 2020 through March 5, 2020, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.09% of the Portfolio’s average daily net assets.

For the period from March 6, 2020 through September 3, 2020, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain

Government Cash Management Portfolio	|	35

operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.06% of the Portfolio’s average daily net assets.

For the period from September 4, 2020 through October 5, 2020, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.07% of the Portfolio’s average daily net assets.

Effective October 6, 2020 through December 31, 2020, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.08% of the Portfolio’s average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2020, fees waived and/or expenses reimbursed are $15,002,526.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio paid the Advisor an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $7,107,737, of which $645,351 is unpaid.

Other Service Fees. Under an agreement with the Portfolio, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2020, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $3,514, of which $1,078 is unpaid.

Trustees’ Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended December 31, 2020, the Portfolio engaged in securities sales of $850,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

36	|	Government Cash Management Portfolio

C. Line of Credit

The Portfolio and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2020.

D. Money Market Fund Investments and Yield

Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.

If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.

E. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on

Government Cash Management Portfolio	|	37

government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

38	|	Government Cash Management Portfolio

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest in Government Cash Management Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Cash Management Portfolio (the “Fund”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not

Government Cash Management Portfolio	|	39

required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 25, 2021

40	|	Government Cash Management Portfolio

Advisory Agreement Board Considerations and Fee Evaluation

DWS Government Cash Management Fund (the “Fund”), a series of Deutsche DWS Money Market Trust, invests substantially all of its assets in Government Cash Management Portfolio (the “Portfolio”) in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the “Portfolio Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the “Fund Agreement” and together with the Portfolio Agreement, the “Agreements”) in September 2020. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the “Board” or “Trustees.”

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability from a fee consultant retained by the Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s distribution agreement,

DWS Government Cash Management Fund	|	41

administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA provides portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Portfolio and the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where

42	|	DWS Government Cash Management Fund

appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2019, the Fund’s performance (Institutional Shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Fund’s operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. Based on Broadridge data provided as of December 31, 2019, the Board noted that the Fund’s total operating expenses (excluding shareholder administration fees), which include Portfolio expenses allocated to the Fund, were higher than the median of the applicable Broadridge expense universe (less any applicable 12b-1 fees) for Institutional Shares (4th quartile). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Portfolio and the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Portfolio and the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

DWS Government Cash Management Fund	|	43

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. The Board noted that the Portfolio’s and the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio’s and the Fund’s fee schedule represents an appropriate sharing between the Portfolio and the Fund and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Portfolio’s and the Fund’s management fees were reasonable.

44	|	DWS Government Cash Management Fund

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Government Cash Management Fund	|	45

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

46	|	DWS Government Cash Management Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

DWS Government Cash Management Fund	|	47

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

48	|	DWS Government Cash Management Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

DWS Government Cash Management Fund	|	49

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

50	|	DWS Government Cash Management Fund

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DWS funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

liquidity.dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	DWS PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Government Cash Management Fund	|	51

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This wellresourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Nasdaq Symbol	BICXX
CUSIP Number	25160K 306
Fund Number	541

52	|	DWS Government Cash Management Fund

Notes

Notes

Notes

DGCMF-2

(R-025789-10 2/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Government Cash Management Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$23,267	$0	$8,989	$0
2019	$23,267	$0	$9,771	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,989	$650,763	$0	$659,752
2019	$9,771	$740,482	$0	$750,253

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Government Cash Management Fund, a series of Deutsche DWS Money Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/1/2021